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                                                   ---------------------------
                                                          OMB APPROVAL
                                                   ---------------------------
                                                   OMB Number:      3235-0060
                        UNITED STATES              Expires:      May 31, 2000
              SECURITIES AND EXCHANGE COMMISSION   Estimated average burden
                    WASHINGTON, D.C. 20549         hours per response....5.00
                                                   ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 20, 2001
                                                   ----------------------------
                           Juno Online Services, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                      000-26009                   13-3914547
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)            Identification No.)

               1540 Broadway, New York, New York                       10036
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (212) 597-9000
                                                      -------------------------

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          (Former name or former address, if changed since last report)




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   ITEM 5.  OTHER EVENTS.

   On April 20, 2001 and on April 24, 2001, Juno Online Services, Inc.
issued press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)      EXHIBITS.  The following documents are filed as exhibits to this
                       Report:

            99.1       Press Release, dated April 20, 2001.

            99.2       Press Release, dated April 24, 2001.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Juno Online Services, Inc.
                                      ----------------------------------------
                                                   (Registrant)

           April 24, 2001                      /s/ CHARLES ARDAI
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                Date                  Charles Ardai, President and Chief
                                              Executive Officer